SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported) : August 26, 2004

                         Commission File No. 2-95836-NY



                           GOLDTECH MINING CORPORATION
                -----------------------------------------------------
                          (Formerly Egan Systems, Inc.)
             (Exact name of registrant as specified in its charter)


            Nevada                                   13-13250816
---------------------------------           ---------------------------------
(State or other jurisdiction of             (IRS Employer Identification No.)
incorporation or organization)



                  4904 Waters Edge Dr., #160, Raleigh, NC 27606
                --------------------------------------------------
                    (Address of principal executive offices)

                                 (919) 851-2239
                           ----------------------------
                            (Issuer telephone number)



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Item 5.  Other Information

On August 26, 2004, Michael S. Magruder resigned from the Board of Directors. There was no disagreement on any material matters between Mr. Magruder and the rest of the Board of Directors.


                                   Signatures

       Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.


                                    GOLDTECH MINING CORPORATION

     August 26, 2004           /s/  Ralph Jordan
                                     ---------------------------------------
                                     Ralph Jordan, Chief Executive Officer